UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File No.: 0-28887

Date of Report: August 12, 2015

WESTPORT ENERGY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	22-3328734
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

100 Overlook Center, 2nd Floor	08540
(Address of principal executive offices)	(Zip Code)

(609) 498-7029
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (18 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (18 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant, Financial Statements and Exhibits.

a) On September 2, 2014 Rosenberg Rich Baker Berman & Co. (“RRBB”) resigned as the independent registered accounting firm for Westport Energy Holdings Inc. (the “Company”).

The reports of RRBB on the financial statements of the Company, as of and for the fiscal year ended December 31, 2011, did not contain an adverse opinion, or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern. During the fiscal year ended December 31, 2011 and through the date of resignation, (i) the Company did not have any disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RRBB would have caused it to make a reference to the subject matter of the disagreements in connection with its reports, and (ii) there were no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Concurrently with its filing of this Form 8-K with the Securities and Exchange Commission (the “Commission”), the Registrant has provided RRBB with a copy of the disclosures it is making in response to this Item 4.01, together with a request that RRBB furnish the Company with a letter addressed to the Commission stating whether RRBB agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of the letter, dated July 30, 2015, furnished by RRBB in response to that request is filed as Exhibit 16.1 to this Form 8-K.

b) On October 27, 2014, the Board of Directors of the Company approved the re-engagement of RRBB, effective as of October 17, 2014, as independent registered public accounting firm to audit the Company’s financial statements for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014. During the fiscal year ended December 31, 2011, and any subsequent interim period prior to re-engaging RRBB, neither the Company nor anyone acting on its behalf consulted RRBB with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was the subject of a disagreement or reportable event between the Company and RRBB.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Rosenberg Rich Baker Berman & Co. dated July 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 12, 2015	WESTPORT ENERGY HOLDINGS INC.

	By:	/s/ Stephen J. Schoepfer
Stephen J. Schoepfer, Chief Executive Officer